SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2003

GENUITY INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30837	74-2864824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 Presidential Way, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 436-8489

This is Page 1 of 4 Pages.

Exhibit Index appears on page 4

ITEM 9. REGULATION FD DISCLOSURE

Genuity Inc., a Delaware corporation, (“Genuity” or the “Company”) hereby files its Current Report on Form 8-K.  On June 12, 2003, Genuity and certain of its subsidiaries (collectively, the “Debtors”) filed with the United States Bankruptcy Court for the Southern District of New York (the “Court”) its Annual Financial Statements as of December 31, 2002 and for the three years in the period then ended (the “Annual Financial Statements”). Exhibit 99.1 to this Form 8-K contains the text of the Annual Financial Statements required to be filed with the Court. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Company’s informational filings with the Court, including the Annual Financial Statements, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Annual Financial Statements may be available electronically, for a fee, through the Court’s Internet web site at www.nysb.uscourts.gov (Case No. 02-43558).

Genuity is now working to formulate a plan providing for the liquidation of its remaining assets and distribution of the proceeds to creditors. Genuity’s subsidiaries that are not part of the bankruptcy proceedings are also winding down their operations. Due to uncertainties regarding the potential claims against Genuity and the amount of available proceeds, it is not possible to predict when the liquidation will be completed or how much will be available for distribution to creditors. Genuity believes that its stockholders will not receive any proceeds from the liquidation and that its common stock will have no value in connection with the liquidation.

Certain statements in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from the Company’s bankruptcy filing and the liquidation and distribution of the Company’s remaining assets in bankruptcy.

Additional factors that may affect the Company’s business and financial results are also discussed from time to time in the Company’s other filings with the Securities and Exchange Commission, including in the Company’s Form 10-K for the year ended December 31, 2001. The forward-looking statements contained in this Current Report speak only as of the time the statements were given, and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this Current Report.

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

23.1	Information regarding Consent of Arthur Andersen LLP
23.2	Consent of Independent Auditor
99.1	Annual Financial Statements as of December 31, 2002 and for the three years in the period then ended filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUITY INC.

	By:	/s/ ERIC A. SIMONSEN
Name: Eric A. Simonsen
Date: June 12, 2003		Title: Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

23.1	Information regarding Consent of Arthur Andersen LLP
23.2	Consent of Independent Auditor
99.1	Annual Financial Statements as of December 31, 2002 and for the three years in the period then ended filed with the United States Bankruptcy Court for the Southern District of New York.